UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2011
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DreamWorks Animation SKG, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California		91201
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (818) 695-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement with Lewis W. Coleman
On October 19, 2011, the DreamWorks Animation SKG, Inc.'s (the “Company”) Compensation Committee (the “Compensation Committee”) voted to approve an amended and restated employment agreement between the Company and Lewis W. Coleman (the “Restated Coleman Agreement”). The Restated Coleman Agreement amends and restates in its entirety the Company's previous employment agreement with Mr. Coleman, dated as of October 25, 2007, as amended and restated as of July 24, 2008 (the “Prior Coleman Agreement”).
Term. The Restated Coleman Agreement extends the term of Mr. Coleman's employment to December 31, 2016. Except as described below under “Salary and Annual Incentive Awards,” Mr. Coleman's employment will be governed by the terms of the Prior Coleman Agreement until December 31, 2011 and, commencing on January 1, 2012, will be governed by the terms of the Restated Coleman Agreement.
Title. Pursuant to the Restated Coleman Agreement, Mr. Coleman's title will remain President of the Company. Mr. Coleman is also currently serving as the Company's Chief Financial Officer.
Salary and Annual Incentive Awards. Under the Restated Coleman Agreement, Mr. Coleman will have an annual base salary of $2,000,000 (effective as of November 1, 2011), increased from $1,262,000 under the Prior Coleman Agreement. Mr. Coleman will no longer participate in the Company's annual incentive program. Under the Prior Coleman Agreement, Mr. Coleman was eligible to receive an annual incentive award with a target value of $1,000,000. In addition, Mr. Coleman will no longer be entitled to an annual equity grant with a grant date value of $500,000 in lieu of additional salary.
Long-Term Equity Incentive Awards. Mr. Coleman will be eligible, subject to annual approval by the Compensation Committee, to receive annual equity incentive awards of restricted shares of the Company's Class A common stock (“Restricted Stock”) (or such other form of equity-based compensation as the Compensation Committee may determine) with a target aggregate grant-date value of $1,000,000, reduced from $2,750,000 under the Prior Coleman Agreement. It is currently anticipated that the Restricted Stock will be subject to a time-based vesting requirement.
Benefits and Business Expense Reimbursement. Mr. Coleman is also eligible for certain other benefits (such as reimbursement of business expenses).
Termination Events. As provided in the Prior Coleman Agreement, the Restated Coleman Agreement further provides that the Company may terminate Mr. Coleman's employment during the employment period with or without cause (as defined in the Restated Coleman Agreement) and Mr. Coleman may terminate his employment for good reason (as defined in the Restated Coleman Agreement).
a. Involuntary Termination; Termination for Good Reason. If the Company terminates Mr. Coleman's employment other than for cause, incapacity or death, or Mr. Coleman terminates employment for good reason, the Company will generally continue his base salary and benefits until expiration of the term of the Restated Coleman Agreement. In the event of termination within 12 months following a change in control, the period of such continued benefits may be longer (as set forth below). Subject to certain specified exceptions, any compensation earned from any employment during the period of such continued benefits will reduce on a dollar-for-dollar basis the Company's payment obligations towards Mr. Coleman. In addition, all equity-based compensation held by Mr. Coleman will generally accelerate vesting (with respect to grants having performance-based vesting criteria, on the basis that any target goals have been achieved) and remain exercisable for the remainder of the term of the grant (subject to termination in the event of a corporate transaction).
b. Death or Disability. In the event that Mr. Coleman dies or becomes disabled during the term, the Restated Coleman Agreement provides for the receipt of continued salary (in the case of disability, at a rate equal to 50% of Mr. Coleman's base salary) and other benefits for a specified term. The Restated Coleman Agreement also provides, with respect to outstanding equity awards granted on or after January 1, 2012, that Mr. Coleman will be entitled to receive or exercise a percentage of each award determined based on the length of time he was employed prior to termination (in the case of awards having performance-based vesting criteria, subject to attainment of the applicable performance goals) and Mr. Coleman will receive credit for the shorter of (A) an additional year of service or (B) 50% of the remaining term of the Restated Coleman Agreement. The exercisable portion of any award will remain exercisable for the remaining term of the grant (subject to termination in the event of a corporate transaction).

c. Expiration of Employment Term. Under the Prior Coleman Agreement, following the end of Mr. Coleman's employment term, all equity-based compensation awards held by Mr. Coleman subject to time-based vesting criteria would have immediately become vested and all awards subject to performance-based vesting criteria would have continued to vest without regard to whether Mr. Coleman remained employed, provided that the performance goals were achieved at the end of the performance period. Under the Restated Coleman Agreement, Mr. Coleman waived his rights to such vesting of all outstanding unvested equity awards. Further, under the Restated Coleman Agreement, Mr. Coleman's outstanding equity-based compensation awards will no longer accelerate vesting automatically at the end of the term. Instead, following the end of the term of the Restated Coleman Agreement (provided Mr. Coleman's employment has not earlier terminated), the Restated Coleman Agreement provides that Mr. Coleman will be entitled to all equity-based compensation that has vested and, if he retires from the Company, his equity-based compensation that has not vested will become vested, provided that any such compensation will continue to be subject to the achievement of any applicable performance goals. All options and similar awards will remain exercisable for the remaining term of the grant (subject to termination in the event of a corporate transaction). Mr. Coleman will be considered to have retired from the Company if his employment with the Company terminates within 30 days following the end of the term of the Restated Coleman Agreement and, as of such date, he is 55 years old and the sum of his age and years of service with the Company is at least 70. In the event that Mr. Coleman does not retire following the end of the term of the Restated Coleman Agreement, his outstanding equity-based compensation awards will continue to vest during his continued employment in accordance with their terms and any new employment agreement between Mr. Coleman and the Company.
Pursuant to Mr. Coleman's waiver of his rights (under the Prior Coleman Agreement) to vesting of all outstanding unvested equity awards granted prior to January 1, 2012, the Restated Coleman Agreement provides that, with respect to such awards, if Mr. Coleman's employment terminates for any reason (including death or disability but excluding termination for cause or voluntary resignation without good reason), all of Mr. Coleman's unvested awards will accelerate vesting (with respect to grants having performance-based criteria, subject to the achievement of any applicable performance goals), and remain exercisable for the remainder of the term of the grant (subject to termination in the event of a corporate transaction).
d. Termination for Cause. If Mr. Coleman's employment is terminated by the Company for cause, he will not be entitled to any equity-based compensation that has not already vested, although he will be entitled to payment for any unpaid base salary and any additional non-contingent cash compensation earned prior to termination.
Change of Control. The Restated Coleman Agreement provides that, in the event of a change of control, any outstanding unvested equity awards granted to Mr. Coleman prior to January 1, 2012 will become vested and exercisable (in the case of performance-vested awards, on the basis of achievement of target goals) upon a change of control, and will remain exercisable for the remainder of the grant term. The Restated Coleman Agreement further provides that, upon such change of control, any outstanding unvested equity awards granted on or after January 1, 2012 will remain unvested and continue to vest in accordance with their terms (subject to termination in the event of a corporate transaction). However, if such outstanding awards are not assumed or substituted for new awards covering stock of a successor corporation or certain affiliates, adjusted as appropriate to preserve the material terms and conditions of such awards prior to the change of control, all such outstanding unvested equity awards held by Mr. Coleman will accelerate vesting (with respect to grants having performance-based vesting criteria, on the basis that any mid-range or target goals have been achieved) immediately prior to the change of control and remain exercisable for the remainder of the term of the grant, subject to termination in the event of a corporate transaction to the extent permitted by the applicable equity compensation plan.
In addition, if within 12 months following a change in control, Mr. Coleman is involuntarily terminated other than for cause or he terminates his employment voluntarily for good reason, the Restated Coleman Agreement provides (i) that benefits and cash severance payments (as described above with respect to his base salary) to him will continue for the greater of (A) the remaining term of the Restated Coleman Agreement or (B) two years, and (ii) all outstanding unvested equity awards held by Mr. Coleman will accelerate vesting (with respect to grants having performance-based vesting criteria, on the basis that any mid-range or target goals have been achieved) and remain exercisable for the remainder of the term of the grant, subject to termination in the event of a corporate transaction to the extent permitted by the applicable equity compensation plan.
Miscellaneous. Pursuant to the Restated Coleman Agreement, the Company has agreed to indemnify Mr. Coleman to the fullest extent permitted by law against any claims or losses arising in connection with his service to the Company or any affiliate. Under the Prior Coleman Agreement, the Company had also agreed to indemnify Mr. Coleman, on a fully grossed-up basis, for any tax imposed by Section 4999 of the Code on “excess parachute payments” (as defined in Section 280G of the Code) in connection with certain changes of control; provided, however, that if the “excess parachute payments” were no more than 10% greater than the amount that could be paid without causing tax liability under Section 4999 then the payments to Mr. Coleman would be reduced such that no tax liability was incurred. Pursuant to the Restated Coleman Agreement, however, Mr.

Coleman is no longer entitled to a gross-up for any excise tax imposed on “excess parachute payments.” Instead, Mr. Coleman will either be required to pay the excise tax or have his payments reduced if such reduction would be more favorable to him on an after-tax basis. If any payment due to Mr. Coleman is subject to a six-month delay pursuant to Section 409A of the Code, the Company will pay interest on such delayed payment. Mr. Coleman has agreed to non-solicitation and confidentiality provisions in the Restated Coleman Agreement.
The foregoing description of the Restated Coleman Agreement is qualified in its entirety by reference to the Restated Coleman Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Amended and Restated Employment Agreement with Anne Globe
On October 19, 2011, the Company's Compensation Committee voted to approve an amended and restated employment agreement between the Company and Anne Globe (the “Restated Globe Agreement”). The Restated Globe Agreement amends and restates in its entirety the Company's previous employment agreement with Ms. Globe, dated as of October 25, 2007, as amended and restated as of December 13, 2007 (the “Prior Globe Agreement”).
Term. The Restated Globe Agreement extends the term of Ms. Globe's employment to January 1, 2014 (the “Initial Term”), subject to the Company's exclusive, irrevocable option to extend the term of Ms. Globe's employment to January 1, 2015 (the “Extended Term”). Ms. Globe's employment will be governed by the terms of the Prior Globe Agreement until December 31, 2011 and, commencing on January 1, 2012, will be governed by the terms of the Restated Globe Agreement.
Title. Pursuant to the Restated Globe Agreement, Ms. Globe's title will be Chief Marketing Officer of the Company.
Salary and Annual Incentive Awards. Under the Restated Globe Agreement, Ms. Globe's annual base salary will increase from $835,000 under the Prior Globe Agreement to $862,000 (increasing further to $925,000, if applicable, during the Extended Term). In addition, Ms. Globe will continue to be eligible to receive annual cash incentive awards, subject to annual approval by the Compensation Committee, which awards will have an aggregate grant-date value ranging between $350,000 (target level) and $700,000 (increased from $650,000 under the Prior Globe Agreement).
Long-Term Equity Incentive Awards. Commencing in October 2012, Ms. Globe will be eligible, subject to annual approval by the Compensation Committee, to receive annual equity incentive awards consistent with other senior executives, with an annual grant-date value targeted at $1,333,333 (reduced from $2,000,000 under the Prior Globe Agreement).
Benefits and Business Expense Reimbursement. Ms. Globe is also eligible for certain other benefits (such as reimbursement of business expenses).
Termination Events. As provided in the Prior Globe Agreement, the Restated Globe Agreement further provides that the Company may terminate Ms. Globe's employment during the employment period with or without cause (as defined in the Restated Globe Agreement) and Ms. Globe may terminate her employment for good reason (as defined in the Restated Globe Agreement).
a. Involuntary Termination; Termination for Good Reason: If the Company terminates Ms. Globe's employment other than for cause, incapacity or death, or Ms. Globe terminates her employment for good reason, the Company will generally continue her base salary and benefits until the expiration of the Initial Term or, if applicable, the Extended Term. In the event of termination within 12 months following a change in control, the period of such continued benefits may be longer (as set forth below). Ms. Globe will also receive, with respect to each year following the date of termination through the end of the Initial Term, or, if applicable, the Extended Term, with respect to which the Company has not yet paid annual cash bonuses, if any, under its short term incentive plan to similarly situated officers or employees, an annual cash amount equal to the average annual bonuses that have been paid (whether or not deferred) to her during the Initial Term, or, if applicable, the Extended Term. In the event of termination by the Company other than for cause, incapacity or death, or by Ms. Globe for good reason, Ms. Globe will be obligated to seek other employment to mitigate damages incurred by the Company or any payment due to her as a result of her termination. Subject to certain specified exceptions, any compensation earned from any employment during the period of such continued benefits will reduce on a dollar-for-dollar basis the Company's payment obligations towards Ms. Globe. In addition, Ms. Globe's outstanding equity-based compensation awards that are subject to time-based vesting will generally accelerate vesting and equity-based compensation awards that are subject to performance-based vesting will continue to vest, subject to the achievement of performance goals and the other terms and conditions of such awards. However, in the event that a change of control (as defined in the Restated Globe Agreement) occurs prior to the end of the applicable performance period, and such performance-based equity compensation awards are not assumed or substituted with new awards covering stock of a successor corporation, then such performance-based equity compensation awards will accelerate vesting (on the basis that any mid-range or target goals have been achieved) immediately prior to the change of control. Generally, the exercisable portion of any equity award will remain exercisable for the remaining term of the grant (subject to termination in the event of a corporate transaction).
b. Death or Disability: In the event that Ms. Globe dies or becomes disabled during the term, the Restated Globe Agreement provides for the receipt of continued salary (in the case of disability, at a rate equal to 50% of Ms. Globe's base salary) and other benefits for a specified term. The Restated Globe Agreement also provides that Ms. Globe will be entitled to retain all equity-based compensation awards made to her on or prior to her termination due to death or disability but that no additional grants of equity-based compensation will be made. The Restated Globe Agreement further provides that, with respect to outstanding equity awards, Ms. Globe will be entitled to receive or exercise a percentage of each award determined based on the length of time she was employed prior to termination (in the case of awards having performance-based vesting criteria, subject to attainment of the applicable performance goals) and Ms. Globe will receive credit for the shorter of (A) an additional year of service or (B) 50% of the remaining term of the Restated Globe Agreement. The exercisable portion of any equity award will remain exercisable for the remaining term of the grant (subject to termination in the event of a corporate transaction).
c. Termination for Cause. If Ms. Globe's employment is terminated by the Company for cause, she will not be entitled to any equity-based compensation that has not already vested, although she will be entitled to payment for any unpaid base salary and any additional non-contingent cash compensation earned prior to termination.
Change of Control. The Restated Globe Agreement provides that, in the event of a change of control, all outstanding unvested equity awards held by Ms. Globe will remain unvested and continue to vest in accordance with their terms. However, if such outstanding awards are not assumed or substituted for new awards covering stock of a successor corporation or its affiliate, adjusted as appropriate to preserve the material terms and conditions of such awards prior to the change in control, all such outstanding unvested equity awards held by Ms. Globe will accelerate vesting (with respect to grants having performance-based vesting criteria, on the basis that any mid-range or target goals have been achieved) immediately prior to the change of control and remain exercisable for the remainder of the term of the grant, subject to termination in the event of a corporate transaction to the extent permitted by the applicable equity compensation plan.
In addition, if, within 12 months following a change in control, Ms. Globe is involuntarily terminated other than for cause or she terminates her employment voluntarily for good reason, the Restated Globe Agreement provides (i) that the base salary, benefits and bonus payments described above will continue for the greater of (A) the remaining term of the Restated Globe Agreement or (B) two years, and (ii) all outstanding unvested equity awards held by Ms. Globe will accelerate vesting (with respect to grants having performance-based vesting criteria, on the basis that any mid-range or target goals have been achieved) and remain exercisable for the remainder of the term of the grant, subject to termination in the event of a corporate transaction to the extent permitted by the applicable equity compensation plan.
Miscellaneous. Pursuant to the Restated Globe Agreement, the Company has agreed to indemnify Ms. Globe to the fullest extent permitted by law against any claims or losses arising in connection with her service to the Company or any affiliate. Under the Prior Globe Agreement, the Company had also agreed to indemnify Ms. Globe, on a fully grossed-up basis, for any tax imposed by Section 4999 of the Code on “excess parachute payments” (as defined in Section 280G of the Code) in connection with a change of control. Pursuant to the Restated Globe Agreement, however, Ms. Globe is no longer entitled to a gross-up for any excise tax imposed on “excess parachute payments.” Instead, Ms. Globe will either be required to pay the excise tax or have her payments reduced if it would be more favorable to her on an after-tax basis. If any payment due to Ms. Globe is subject to a six-month delay pursuant to Section 409A of the Code, the Company will pay interest on such delayed payment. Ms. Globe has agreed to non-solicitation and confidentiality provisions in the Restated Globe Agreement.
The foregoing description of the Restated Globe Agreement is qualified in its entirety by reference to the Restated Globe Agreement, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
99.1	Amended and Restated Employment Agreement, dated as of October 19, 2011, by and between DreamWorks Animation SKG, Inc. and Lewis W. Coleman
99.2	Amended and Restated Employment Agreement, dated as of October 19, 2011, by and between DreamWorks Animation SKG, Inc. and Anne Globe

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.
Date: October 25, 2011	By:	/s/ Lewis W. Coleman
Lewis W. Coleman
President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Amended and Restated Employment Agreement, dated as of October 19, 2011, by and between DreamWorks Animation SKG, Inc. and Lewis W. Coleman
99.2	Amended and Restated Employment Agreement, dated as of October 19, 2011, by and between DreamWorks Animation SKG, Inc. and Anne Globe